“THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR LAWS COVERING SUCH SECURITIES, OR (B) THE HOLDER RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE SECURITIES REASONABLY SATISFACTORY TO THE CORPORATION, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT AND ANY FURTHER QUALIFICATION REQUIREMENTS UNDER APPLICABLE STATE LAW.”

No. 2011 —        Date: December   , 2011

WARRANT TO PURCHASE COMMON STOCK
OF
ENOVA SYSTEMS, INC.

This certifies that, for value received,        (“Holder”) is entitled, subject to the terms and conditions set forth below, to purchase from ENOVA SYSTEMS, INC., a California corporation (the “Company”),        shares [TO BE DETERMINED PURSUANT TO SECTION 2.2 OF THE PURCHASE AGREEMENT] of the Company’s Common Stock (the “Warrant Shares”) at an exercise price of      [TO BE DETERMINED PURSUANT TO SECTION 2.2 OF THE PURCHASE AGREEMENT] per share (the “Exercise Price”). The number, character and Exercise Price of the Warrant Shares are subject to adjustment as provided below and all references to “Warrant Shares” and “Exercise Price” herein shall be deemed to include any such adjustment or series of adjustments. This Warrant is issued pursuant to Section 2 of that certain Warrant and Common Stock Purchase Agreement between the Company and certain “Purchasers” thereunder, dated for reference purposes as of December 15, 2011 (the “Purchase Agreement”), pursuant to which such Purchasers including the Holder, purchased this Warrant and Common Stock shares of the Company. The holder of this Warrant is also subject to certain restrictions, and entitled to certain rights, as set forth in the Registration Rights Agreement, dated for reference purposes as of December   , 2011 (the “Registration Rights Agreement”)

This Warrant is one of a duly authorized series of Warrants of the Company (which are identical except for the variations necessary to express the identification numbers, names of the holder, number of shares issuable upon exercise thereof and Warrant issue dates) issued in connection with the Purchase Agreement and designated for reference purposes as “Series 2011 Common Stock Warrants.” The term “Common Stock Warrant” as used herein shall also mean this Common Stock Warrant, and any Common Stock Warrants delivered in substitution or exchange therefor as provided herein.

This Common Stock Warrant is subject to the following terms and conditions:

1. Term of Common Stock Warrant; Securities Covered by Common Stock Warrant. Subject to the terms and conditions set forth herein, this Common Stock Warrant shall be exercisable, in whole or in part (or only in whole upon an Early Termination Event as set forth in Section 11) , on any business day during the period (the “Exercise Period”) commencing on the Closing Date (as defined in the Purchase Agreement) and ending on the first to occur of (a) the fifth anniversary date of the Closing Date; or (b) the last business day immediately prior to the day of closing of the Company’s sale of all or substantially all of its assets or the acquisition of the Company by another entity by means of merger, share exchange, tender offer or other transaction as a result of which the shareholders of the Company immediately prior to such acquisition possess less than 50% of the voting power of the acquiring entity immediately following such acquisition, and thereafter shall be void and of no further force or effect thereafter.

2. Exercise of Common Stock Warrant.

(a) Cash Exercise. This Common Stock Warrant may be exercised by the Holder during the Exercise Period by (i) the surrender of this Common Stock Warrant to the Company, with the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company) and (ii) the delivery of payment to the Company, for the account of the Company, by cash, wire transfer of immediately available funds to a bank account specified by the Company, or by certified or bank cashier’s check, in an amount equal to the Exercise Price multiplied by the number of Warrant Shares for which this Common Stock Warrant is being exercised as specified in the Notice of Exercise, such payment to be made in lawful money of the United States of America. The Company agrees that such Warrant Shares shall be deemed to be issued to the Holder as the record holder of such Warrant Shares as of the close of business on the date on which this Common Stock Warrant shall have been exercised and surrendered and payment made for the Warrant Shares as aforesaid. A stock certificate or certificates for the Warrant Shares specified in the Notice of Exercise shall be delivered to the Holder as promptly as practicable, and in any event within five (5) business days, thereafter. If this Common Stock Warrant shall have been exercised only in part and has not otherwise expired, the Company shall, at the time of delivery of the stock certificate or certificates, deliver to the Holder a new Common Stock Warrant evidencing the right to purchase the remaining Warrant Shares, which new Common Stock Warrant shall in all other respects be identical with this Common Stock Warrant. No adjustments shall be made on Warrant Shares issuable on the exercise of this Common Stock Warrant for any dividends or distributions paid or payable to holders of record of any capital stock of the Company prior to the date as of which the Holder shall be deemed to be the record holder of such Warrant Shares.

(b) Net Issue Exercise. In the event the Company has exercised its Early Termination Right (as defined in Section 11 below) and the Holder has not exercised its rights to exercise this Warrant in full for cash pursuant to Section 2(a) above as provided in Section 11 below on, or prior to, the Early Termination Date (as defined in Section 11), then this Common Stock Warrant shall be automatically converted on the Early Termination Date as follows whereby the Company shall issue to the Holder a number of shares in full satisfaction of all rights under this Warrant computed using the following formula:

X = Y (A-B) A

Where X = the number of shares to be issued to Holder under this Section 2(b) and Section 11 below;

Y = the number of Warrant Shares otherwise purchasable under this Common Stock Warrant as of the Early Termination Date (as adjusted to the date of such calculation);

A = the Fair Market Value (determined in the manner provided in Section 2(c) below) of one share of the Warrant Shares subject to this Common Stock Warrant as of the Early Termination Date;

B = the Exercise Price (as adjusted to the date of such calculation).

(c) Fair Market Value. For purposes of the above calculation, “Fair Market Value” of one share of Warrant Shares shall be the average of the closing bid and asked prices of the Common Stock quoted in the Over-The-Counter market or the last reported sale price of the Common Stock or the closing price quoted on the NYSE Amex or any other U.S. exchange on which the Common Stock is listed, whichever is applicable, as published in the Western Edition of The Wall Street Journal (or such other reference reasonably relied upon by the Company if not so published), for the twenty (20) trading days prior to the date as of which the fair market value is being determined; provided, however, that if no Common Stock is then quoted or listed, the fair market value of one share of Warrant Shares shall be determined by the Board of Directors of the Company in good faith within ten (10) calendar days of (x) the date of the Company’s receipt of Notice of Exercise or (y) the Early Termination Date, as applicable, based upon an arm’s length transaction between a willing buyer and a willing seller and determined without reference to any discount for minority interest or restrictions on transfer and such determination shall be promptly provided to the Holder. Such determination by the Board of Directors shall be binding on the Holder.

(d) This Common Stock Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of such exercise or automatic conversion, as applicable, and the person entitled to receive the shares of Warrant Shares issuable upon such exercise or automatic conversion, as applicable, shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date and in any event within five (5) business days (or fifteen (15) calendar days if the Fair Market Value is determined by the Board of Directors) thereafter, the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of shares issuable upon such exercise; provided, however, that until Holder has delivered the Warrant to the Company, the Company shall have no obligation to deliver share certificates to Holder and such applicable delivery requirement shall not have commenced.

3. No Fractional Shares or Scrip/Minimum Exercise. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Common Stock Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction (after aggregating all shares issuable upon exercise thereof). In no event shall this Warrant be exercised for less than 25% of the Warrant Shares or, if less, the Warrant Shares remaining to be exercised hereunder.

4. Replacement of Common Stock Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Common Stock Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement and security reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Common Stock Warrant, the Company at its expense shall execute and deliver, in lieu of this Common Stock Warrant, a new Common Stock Warrant of like tenor and amount.

5. Rights of a Stockholder. Subject to Section 10 of this Common Stock Warrant, the Holder shall not be entitled to vote or receive dividends or be deemed the holder of Warrant Shares for any purpose, and nothing contained herein shall be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, or change of stock to no par value, consolidation, merger, conveyance or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Common Stock Warrant shall have been exercised as provided herein and then only as to the shares for which this Common Stock Warrant has been so exercised.

6. Transfer of Common Stock Warrant.

(a) Common Stock Warrant Register. The Company will maintain a register (the “Common Stock Warrant Register”) containing the names and addresses of the Holder or Holders. Any Holder of this Common Stock Warrant or any portion thereof may change such Holder’s address as shown on the Common Stock Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be delivered or given by mail to such Holder as shown on the Common Stock Warrant Register and at the address shown on the Common Stock Warrant Register. Until this Common Stock Warrant is transferred on the Common Stock Warrant Register of the Company, the Company may treat the Holder as shown on the Common Stock Warrant Register as the absolute owner of this Common Stock Warrant for all purposes, notwithstanding any notice to the contrary.

(b) Common Stock Warrant Agent. The Company may, by written notice to the Holder, appoint an agent for the purpose of maintaining the Common Stock Warrant Register referred to in Section 6(a) above, issuing the Common Stock Warrant Shares or other securities then issuable upon the exercise of this Common Stock Warrant, exchanging this Common Stock Warrant, replacing this Common Stock Warrant or any or all of the foregoing. Thereafter, any such registration, issuance, exchange or replacement, as the case may be, shall be made at the office of such agent.

(c) Transferability and Nonnegotiability of Common Stock Warrant. This Common Stock Warrant may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters, legal opinions and market standoff agreements reasonably satisfactory to the Company, if such are requested by the Company) and compliance with the requirements set forth in Section 6(d) below. Subject to the provisions of this Common Stock Warrant, title to this Common Stock Warrant may be transferred by endorsement (by the Holder executing the Assignment Form annexed hereto) and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery. This Common Stock Warrant and Warrant Shares are subject to certain lock-up provisions and restrictions on short sales, put options and similar instruments set forth in the Purchase Agreement and Registration Rights Agreement.

(d) Exchange of Common Stock Warrant Upon a Transfer. On surrender of this Common Stock Warrant for exchange, properly endorsed on the Assignment Form and subject to the provisions of this Common Stock Warrant with respect to compliance with the Act and applicable state securities laws and with the limitations on assignments and transfers and contained in this Section 6, the Company at its expense shall issue to or on the order of the Holder a new Common Stock Warrant or Common Stock Warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise hereof.

(e) Compliance with Securities Laws.

(i) The Holder of this Common Stock Warrant, by acceptance hereof, acknowledges that this Common Stock Warrant and the Warrant Shares to be issued upon exercise hereof are being acquired solely for the Holder’s own account and not as a nominee for any other party, and for investment, and that the Holder will not offer, sell or otherwise dispose of this Common Stock Warrant or any Warrant Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of the Act or any applicable state securities laws. Holder hereby represents and warrants that such Holder is an “accredited investor” as such term is defined under Regulation D promulgated by the Securities and Exchange Commission. Upon exercise of this Common Stock Warrant, the Holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that Holder remains an accredited investor and the Warrant Shares so purchased are being acquired solely for the Holder’s own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale. Any transferee of this Common Stock Warrant shall represent the same as condition to such transfer and any subsequent exercise thereof.

(ii) This Common Stock Warrant and all Warrant Shares issued upon exercise hereof shall be stamped or imprinted with a legend in substantially the following form (in addition to any legend required by state securities laws and the Purchase Agreement):

“THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR QUALIFIED UNDER ANY STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR LAWS COVERING SUCH SECURITIES, OR (B) THE HOLDER RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THE SECURITIES REASONABLY SATISFACTORY TO THE CORPORATION, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT AND ANY FURTHER QUALIFICATION REQUIREMENTS UNDER APPLICABLE STATE LAW.”

7. Reservation of Stock. The Company covenants that during the Exercise Period, the Company will reserve from its authorized and unissued Warrant Shares a sufficient number of shares to provide for the issuance of Warrant Shares upon the exercise of this Common Stock Warrant. The Company further covenants that all shares issued upon the exercise of rights represented by this Common Stock Warrant and payment of the Exercise Price, in the amount and otherwise all as set forth herein, shall be free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein).

8. Notices. Unless otherwise provided, any notice required or permitted under this Warrant shall be given in writing and shall be deemed effectively given as hereinafter described (i) if given by personal delivery, then such notice shall be deemed given upon such delivery, (ii) if given by telex or telecopier, then such notice shall be deemed given upon receipt of confirmation of complete transmittal, (iii) if given by mail, then such notice shall be deemed given upon the earlier of (A) receipt of such notice by the recipient or (B) three days after such notice is deposited in first class mail, postage prepaid, and (iv) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one Business Day after delivery to such carrier. All notices shall be addressed to the party to be notified at the address as follows, or at such other address as such party may designate by ten days’ advance written notice to the other party:

If to the Company:

Enova Systems, Inc.
1560 West 190th Street
Torrance, California 90501
Attention: John Micek (or the current CFO)
Fax: (310) 755-6173

With a copy to:

ReedSmith LLP
101 Second Street, Suite 2000
San Francisco, California 94105
Attention: Donald C. Reinke, Esq.
Fax: (415) 391-8269

If to a Purchaser:

to the respective address for such Purchaser set forth on the signature pages hereto as such address may be changed by such Purchaser upon written notice to the Company pursuant to the notice requirements of this Section 8.

9. Amendments. Any term of this Common Stock Warrant hereunder may be amended, waived or terminated (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Company, and the holders of at least a majority in interest of the Warrant Shares then exercisable under all Series 2011 Common Stock Warrants. Any amendment, waiver or termination effected in accordance with this Section 9 shall be binding upon the Company, each of the Holders and each transferee of the Common Stock Warrants (and of any securities into which this Warrant is convertible). The Holder acknowledges that by the operation of this Section 9, the holders of a majority in interest of the Warrant Shares then exercisable under all Series 2011 Common Stock Warrants will have the right and power to diminish or eliminate certain rights of the Holder under this Warrant. The foregoing shall not limit or otherwise affect the Holder’s right to waive any of such Holder’s rights hereunder with respect to itself without obtaining the consent of any other holders of Series 2011 Common Stock Warrants.

10. Adjustments. The Exercise Price and the number of shares purchasable hereunder are subject to adjustment from time to time as follows:

(a) Reclassification, etc. If the Company, at any time while this Common Stock Warrant or any portion thereof is exercisable and remains outstanding and unexpired, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Common Stock Warrant exist into the same or a different number of securities of any other class or classes, this Common Stock Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Common Stock Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 10.

(b) Split, Subdivision or Combination of Shares. If the Company, at any time while this Common Stock Warrant or any portion thereof is exercisable and remains outstanding and unexpired, shall split, subdivide or combine the outstanding shares of Warrant Shares into a different number of shares of Warrant Shares, then (i) in the case of a split or subdivision, the Exercise Price for such securities shall be proportionately decreased and the Warrant Shares issuable upon exercise of this Common Stock Warrant shall be proportionately increased, and (ii) in the case of a combination, the Exercise Price for such Warrant Shares shall be proportionately increased and the securities issuable upon exercise of this Common Stock Warrant shall be proportionately decreased. If the Warrant Shares are convertible into any other stock or securities of the Company, then if all of the outstanding Warrant Shares should be converted at any time prior to the Expiration Date into shares of the Company’s Common Stock or other stock or securities of the Company then (i) this Common Stock Warrant immediately shall become exercisable for that number of shares of such stock or securities (subject to further adjustment as herein provided) which would have been received if this Common Stock Warrant had been exercised in full and the Warrant Shares received thereupon had been simultaneously converted immediately prior to such event, (ii) the Exercise Price hereunder shall be appropriately adjusted and (iii) all references herein to Warrant Shares shall be automatically deemed amended to be references to the stock or securities into which the Warrant Shares was converted.

(c) Adjustments for Dividends in Stock or Other Securities or Property. If, while this Common Stock Warrant or any portion hereof is exercisable and remains outstanding and unexpired, the holders of Warrant Shares (or any shares of stock or securities at the time receivable upon exercise of this Common Stock Warrant) shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, capital stock or any other securities that are at any time directly or indirectly convertible into or exchangeable for capital stock of the Company, or any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing by way of dividend, then and in each case, this Common Stock Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Common Stock Warrant, and without payment of any additional consideration therefor, the amount of such capital stock and other securities that the Holder would hold on the date of such exercise had it been the holder of record of such capital stock as of the date on which the holders of capital stock received or became entitled to receive such capital stock or other securities.

(d) No Impairment. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 10 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment.

11. Early Exercise/Termination. If (a) for a twenty (20) consecutive trading day period from and after the date hereof but prior to the expiration of this Warrant, the average of the closing bid and asked prices of the Common Stock quoted in the Over-The-Counter market or the last reported sale price of the Common Stock or the closing price quoted on the NYSE Amex or any other U.S. exchange on which the Common Stock is listed, whichever is applicable, as published in the Western Edition of The Wall Street Journal (or such other reference reasonably relied upon by the Company if not so published) is greater than or equal to two times the Exercise Price and (b) for each of those twenty (20) consecutive trading days at least an average of Ten Thousand (10,000) shares of the Common Stock are traded per day (appropriately adjusted for stock splits, combinations, reclassifications and the like) during such period (the “Early Termination Event”), then on the 10th calendar day following written notice from the Company notifying Holder of the Early Termination Event, if Holder has not elected to exercise this Warrant in full for all then unexercised Warrant Shares for cash pursuant to Section 2(a) above on or prior to such 10th calendar day, this Warrant shall be deemed automatically exercised on such 10th calendar day (the “Early Termination Date”) pursuant to the cashless/net exercise provisions under Section 2(b) above (the “Early Termination Right”); provided, however, that until Holder has complied with the Warrant delivery and any other obligations under Section 2(d), the Company shall have no obligation to deliver share certificates.

12. Miscellaneous.

(a) This Common Stock Warrant and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California without regard to the conflict of law provisions thereof. Any dispute arising in relation to this Common Stock Warrant shall be resolved and venue shall be established in the competent courts within the State of California.

(b) In the event of a dispute with regard to the interpretation of this Common Stock Warrant, the prevailing party may collect the cost of attorney’s fees, litigation expenses or such other expenses as may be incurred in the enforcement of the prevailing party’s rights hereunder.

(c) This Common Stock Warrant shall be exercisable as provided for herein, except that in the event that the expiration date of this Common Stock Warrant shall fall on a day other than a business day, the expiration date for this Common Stock Warrant shall be extended to 5:00 p.m. Eastern standard time or Eastern Daylight Savings time, as applicable, on the first business day following such day. For all purposes of this Common Stock Warrant, a business day shall mean any day, other than a Saturday or a Sunday, upon which banks are open for business in California.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, ENOVA SYSTEMS, INC. has caused this Common Stock Warrant to be executed as of the date first above written.

Number of Warrant Shares:

COMPANY:

ENOVA SYSTEMS, INC.

a California corporation

By: Mike Staran President and Chief Executive Officer
AGREED AND ACCEPTED:
HOLDER:

[Signature]

[Print Name]

[Title (if not an individual)]

NOTICE OF EXERCISE

To: ENOVA SYSTEMS, INC.

(1) The undersigned hereby:

elects to purchase        shares of Warrant Shares (as defined in the attached Common Stock Warrant) of ENOVA SYSTEMS, INC. pursuant to the terms of the attached Common Stock Warrant, and tenders herewith payment of the purchase price for such shares in full; or

elects to exercise the conversion right features under Section 2(b) of the attached Common Stock Warrant with respect to        shares of Warrant Shares of ENOVA SYSTEMS, INC. pursuant to the terms of such Common Stock Warrant.

(2) In exercising this Common Stock Warrant, the undersigned hereby confirms and acknowledges the undersigned’s warranties and representations under the Purchase Agreement (or if a transferee of the of this Common Stock Warrant, confirms and acknowledges the same) and that the shares of Warrant Shares (and any securities issuable upon conversion thereof) are being acquired solely for the account of the undersigned and not as a nominee for any other party, or for investment, and that the undersigned will not offer, sell or otherwise dispose of any such shares of Warrant Shares except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any applicable state securities laws.

(3) Please issue a certificate or certificates representing said shares of Warrant Shares in the name of the undersigned:

(Name)

(Name)

ASSIGNMENT FORM

FOR VALUE RECEIVED, the undersigned registered owner of this Common Stock Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Common Stock Warrant, with respect to the number of shares of Warrant Shares (as defined in the this Common Stock Warrant) set forth below:

Name of Assignee	Address	No. of Shares

and does hereby irrevocably constitute and appoint the Secretary of the Company to make such transfer on the books of ENOVA SYSTEMS, INC. maintained for such purpose, with full power of substitution in the premises.

The undersigned also represents that, by assignment hereof, the Assignee acknowledges that this Common Stock Warrant and the shares of stock to be issued upon exercise hereof or conversion thereof are being acquired for investment and that the Assignee will not offer, sell or otherwise dispose of this Common Stock Warrant or any shares of stock to be issued upon exercise hereof or conversion thereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended, or any applicable state securities laws. Further, the Assignee has acknowledged that upon exercise of this Common Stock Warrant, the Assignee shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, the representations and warranties under the Purchase Agreement made by the original Holder hereof and that the shares of stock so purchased are being acquired for investment and not with a view toward distribution or resale.

Dated:

Signature of Holder

The undersigned hereby agrees to be bound by the terms of the attached Common Stock Warrant on this        day of       , 201      .

ASSIGNEE:

[Name]

By:
Title: